Prospectus Statement -- Jan. 21, 2002*

AXP Research Opportunities Fund S-6356-99 J (9/01)

The "Investment Strategy" section on page three of the prospectus has been revised to reflect changes to the strategies as follows:

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests primarily in securities of companies included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The S&P 500 Index is an unmanaged market index used to measure the total return of the U.S. stock market. The Fund invests in those securities that are believed to offer the potential for long-term growth. Although the Fund invests primarily in common stocks that comprise the S&P 500 Index, it is not an index fund, it may own companies not included in the index, and its results will likely differ from the index. The selection of common stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by:

o Utilizing a proprietary research rating system that AEFC has developed to rate securities on a daily basis based on each company's merits and its industry grouping(s).

o  Focusing on fundamental analysis to identify companies with:
   -- effective management,
   -- financial strength,
   -- competitive market position, and
   -- growth potential.

o Buying those securities that AEFC's research analysts believe offer the greatest potential for long-term growth. Typically, the Fund's sector weightings will align with those of the S&P 500 Index.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

   -- the security is no longer attractive relative to alternative investments, -- the security has reached AEFC's price objective, earnings and/or growth expectations,
   -- political, economic, market downturn or other events could affect the company's performance, and
   -- the company continues to meet the other standards described above.

During weak or declining markets, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

The following revision applies to the "Investment Manager" section of the AXP Research Opportunities Fund. The following paragraph replaces the paragraph on James Johnson:

Joan Kampmeyer has been with American Express Financial Corp. since 1992. She has 16 years of experience in the industry. Joan has served as a senior analyst and portfolio manager with American Express. Her prior experience includes seven years as vice president in Norwest Corp.'s investment banking unit and five years as assistant treasurer at Jostens, Inc. In November 1998, Joan was promoted to Portfolio Manager with responsibility for American Express Asset Management Group's research-driven products, including Bottom-up Research Picks and Research Core. She received her CFA designation in 1986 and is a member of the Twin Cities Society of Security Analysts. Joan is a Phi Beta Kappa graduate of the University of Minnesota, with a BA degree in French and an MBA degree in finance.


S-6356-12 A (1/02)
Valid until next update.

*Destroy Sept. 29, 2002